      MERRILL LYNCH LIFE INSURANCE               ML LIFE INSURANCE COMPANY OF
                COMPANY                                    NEW YORK

  MERRILL LYNCH LIFE VARIABLE ANNUITY          ML OF NEW YORK VARIABLE ANNUITY
           SEPARATE ACCOUNT D                         SEPARATE ACCOUNT D
  SUPPLEMENT DATED SEPTEMBER 24, 2007        SUPPLEMENT DATED SEPTEMBER 24, 2007
                 TO THE                                     TO THE
            PROSPECTUSES FOR                           PROSPECTUSES FOR
     MERRILL LYNCH INVESTOR CHOICE              MERRILL LYNCH INVESTOR CHOICE
              ANNUITY(SM)                                ANNUITY(SM)
              (IRA SERIES)                               (IRA SERIES)
          (DATED MAY 1, 2007)                        (DATED MAY 1, 2007)
                  AND                                        AND
      MERRILL LYNCH IRA ANNUITY(R)               MERRILL LYNCH IRA ANNUITY(R)
          (DATED MAY 1, 2007)                        (DATED MAY 1, 2005)


This supplement describes a change to certain funds available under the variable annuity contracts listed above (the "Contracts") issued by Merrill Lynch Life Insurance Company or ML Life Insurance Company of New York. Please retain this supplement with your Prospectus for future reference.

In early August 2007, you received a supplement that described a change to the fee structure of the Equity Income Fund of the American Century Capital Portfolios, Inc. and the Ultra Fund of the American Century Mutual Funds, Inc. Although the previous supplement indicated that the effective date of this change was July 27, 2007, the change was not effective until September 4, 2007. In addition, the Investment Advisory Fees, the Total Annual Operating Expenses, and the Net Expenses for the EQUITY INCOME FUND of the AMERICAN CENTURY CAPITAL PORTFOLIOS, INC. were overstated by 0.01% in the previous supplement. Also, effective September 4, 2007, the advisor class shares of the Equity Income Fund of the American Century Capital Portfolios, Inc. and the advisor class shares of the Ultra Fund of the American Century Mutual Funds, Inc. were renamed A class shares.

Accordingly, the expenses and classes should read as follows:

Annual Expenses                   American Century Capital      American Century Mutual
                                      Portfolios, Inc.                Funds, Inc.
                                     Equity Income Fund               Ultra Fund
                                      (A Class Shares)             (A Class Shares)
Investment Advisory Fees                    0.97%                        0.99%
12b-1 Fees                                  0.25%                        0.25%
Other Expenses                                --                           --
Acquired Fund Fees and
Expenses                                      --                           --
Total Annual Operating
Expenses                                    1.22%                        1.24%
Expense Reimbursements                        --                           --
Net Expenses                                1.22%                        1.24%

                                    *  *  *

If you have any questions, please contact your Financial Advisor, or call the Service Center at (800) 535-5549 for Contracts issued by Merrill Lynch Life Insurance Company or (800) 333-6524 for Contracts issued by ML Life Insurance Company of New York, or write the Service Center at P.O. Box 44222, Jacksonville, Florida 32231-4222.






796199-0907